Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Reportable Segment and Line of Business - Summary of Condensed Combined Information of the Statement of Income of Discontinued Operations (Detail) - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of Discontinued Operations [line items]
Revenues	$ 16,200	$ 16,554	$ 14,706
Earnings before income tax	980	1,323	570
Net result of discontinued operations	47	80	483
Discontinued Operations [member]
Disclosure of Discontinued Operations [line items]
Revenues	737	833	1,127
Cost of sales, operating expenses and other expenses, net	(633)	(732)	(882)
Financial expenses, net and others	9	25	(22)
Earnings before income tax	113	126	223
Income tax	(109)	(46)	(44)
Result of discontinued operations	4	80	179
Net disposal result	43	0	304
Net result of discontinued operations	$ 47	$ 80	$ 483